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                      EXHIBIT 10.32 FORBEARANCE AGREEMENT








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                             FORBEARANCE AGREEMENT


    THIS FORBEARANCE AGREEMENT (the "Agreement") is made and entered into as of the 1st day of December, 1998 and is by and between ARLINGTON SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership ("Borrower"); ARLINGTON SQUARE, INC., THE WASHINGTON CORPORATION, WILLIAM N. DEMAS, JOHN D. WOLF, JONATHAN C. KINNEY and BARBARA A. KINNEY, as tenants by the entirety, DAVID B. KINNEY and K-F ASSOCIATES L.C. (individually, a "Guarantor" and collectively, the "Guarantors"); and ALLIED CAPITAL CORPORATION, a Maryland limited partnership and successor to Allied Capital Commercial Corporation ("Lender"). The Borrower, the Lender and the Guarantors are sometimes hereinafter collectively referred to herein as the "parties."

                                   RECITALS:

    R-1. Pursuant to the terms of a Loan Agreement dated November 20, 1997 (the "Loan Agreement") by and between, among others, Borrower and Lender, and the documents entered into in connection therewith, Lender made a loan (the "Loan") to Borrower in the original principal amount of Twenty-four Million three Hundred Thousand Dollars ($24,300,000.00).

    R-2. The Loan was evidenced by two (2) promissory notes dated November 20, 1997 from Borrower to Lender, one of which was in the original principal amount of $23,300,000.00 ("Note A") and the other was in the original principal amount of $1,000,000.00 (as modified by Allonge and Modification to Promissory Note dated April 23, 1998, "Note B").

    R-3. Repayment of Note A is secured by, among other things, the lien of that certain Deed of Trust and Security Agreement "A" dated as of November 20, 1997,


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executed by Borrower to Walker Title and Escrow Company, Inc. as trustee for the benefit of Lender ("Trustee") and recorded among the official land records of Arlington County, Virginia (the "Official Land Records") in Deed Book 2860, Page 1501 ("Deed of Trust A") encumbering the real property located at 4401 Fairfax Drive, Ballston, Virginia 22201 and more particularly described therein at Exhibit A thereto (the "Property").

    R-4. Repayment of Note B is secured by, among other things, the lien of that certain Deed of Trust and Security Agreement "B" dated as of November 20, 1997, executed by Borrower to Trustee and recorded among the Official Land Records in Deed Book 2860, Page 1530 ("Deed of Trust B") encumbering the Property.

    R-5. Borrower has this dated borrowed from Metropolitan Life Insurance Company, a New York corporation (MetLife"), the sum of Twenty-One Million Five Hundred Thousand Dollars (21,500,000.00) (the "MetLife Loan"), the proceeds of which have been used primarily to repay all sums due and payable pursuant to Note A, and Deed of Trust A has been released of record, and to repay the principal amount of and accrued but unpaid interest under Note B, leaving Lender's participation interest (the "Participation Interest") in the Property's net cash flow and the Property's equity value pursuant to Subparagraph 2(g) of Note B remaining due and payable by Borrower to Lender pursuant to Note B.

    R-6. Repayment of the MetLife Loan is secured by, among other things, the lien of a deed of trust upon the Property (the "MetLife Deed of Trust").

    R-7. At the request of MetLife and the Borrower, Lender has subordinated the lien of Deed of Trust B to the lien of the MetLife Deed of Trust and has entered into a certain Subordination Agreement with MetLife concerning the MetLife Loan and the Participation Interest in the Property's net cash flow and equity value remaining due and


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payable to Lender pursuant to Note B. In consideration of the foregoing, the
Guarantors, who are all of the Borrower's partners, have, pursuant to a separate guaranty agreement of even date herewith made by each Guarantor (individually, a "Guaranty" and collectively, the "Guarantees"), guaranteed to Lender payment in full of Lender's Participation Interest in the Property's net cash flow and in the equity value of the Property pursuant to Note B.

    R-8. Each Guarantor's liability pursuant to its Guaranty is secured by a pledge by the Guarantor of all (or fifty percent (50%), as the case may be) of their respective partnership interests in Borrower pursuant to certain Partnership Interest Pledge Agreement of even date herewith (individually, a "Pledge Agreement", and collectively, the "Pledge Agreements"). Each Guarantor's partnership interests in Borrower that are pledged pursuant to the Pledge Agreement executed by such Guarantor, and the proceeds thereof and other collateral more particularly described in the Pledge Agreement executed by such Guarantor, is referenced to herein as the "Guarantor's Collateral".

    R-9. Pursuant to subparagraph 2(g) of Note B, Lender may demand, by written notice from Lender to Borrower, full and final payment of its Participation Interest in the equity value of the Property on that date which is eighteen (18) months from the date hereof.

R-10. The parties hereto acknowledge and agree that: (a) this Agreement shall constitute Lender's timely written demand on Borrower for full and final payment by Borrower of Lender's Participation Interest in the equity value of the Property on that date which is eighteen (18) months from the date hereof (the "Equity Participation Maturity Date"); (b) the Lender's Participation Interest in the equity value of the Property is $1,850,000.00 (the "Equity Participation Amount") and that said sum shall be due and payable in full pursuant to Note B on the Equity Participation Maturity Date; and (c) each


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Guarantor is obligated to pay said sum pursuant to the provisions of the
Guaranty executed by it, and that such obligation is secured by the Guarantor's Collateral. The Equity Participation Amount is all-inclusive, and includes any entitlement of Lender to its Participation Interest in the Property's net cash-flow during the period October 1, 1998 through December 31, 1998, and any entitlement of Lender to receive any portion of the MetLife Loan proceeds remaining after paydown of the Loan (as set forth in R-5) and payment of the other costs and expenses associated with closing of the MetLife Loan.

    R-11. The Guarantors and the Borrower have requested that Lender forebear from seeking to enforce its rights pursuant to the Guarantees and the Pledge Agreements in the event that Borrower fails to pay in full to Lender the Equity Participation Amount on or before the Equity Participation Maturity Date.

    R-12. Lender has agreed to so forebear on the terms and conditions set forth herein.

    NOW, THEREFORE, in consideration of the above-premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

    1. The foregoing Recitals are hereby incorporated herein by this reference as through fully set forth in the body of this Agreement.

    2. Attached hereto and incorporated herein as Exhibit A is an amortization schedule pursuant to which the full Equity Participation Amount is to be repaid by Borrower to Lender over a period, and at an interest rate, acceptable to the parties.

    3. Provided Borrower timely pays to Lender the monthly amounts set forth in Exhibit A (such amounts being due and payable on the first of each month,


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commencing January 1, 1999), Lender agrees hereby that it shall forebear from enforcing its rights pursuant to the Guarantees and the Pledge Agreements in the event that Borrower fails to pay in full to Lender the Equity Participation Amount on or before the Equity Participation Maturity Date.

    4. Borrower shall be entitled to a credit against the Equity Participation Amount for that portion of the monthly amounts paid to Lender by Borrower pursuant to the provisions hereof, as set forth in Exhibit A.

    5. In the event that Borrower shall fail to pay to Lender any of the amounts set forth in Exhibit A as and when due, Lender's forbearance obligations hereunder shall automatically cease and terminate without further notice to Borrower or the Guarantors, provided, however that in the event that such failure should occur after the Equity Participation Maturity Date, Lender agrees hereby that it will not seek to enforce its rights pursuant to the Guarantees and the Pledge Agreements for a period of ninety (90) days after the date of written notice to Borrower. Any such notice shall be given to Borrower pursuant to the provisions of the Loan Agreement.

    6. Provided Borrower pays to Lender the amounts set forth in Exhibit A as and when due, Lender hereby agrees to abate Borrower's obligation to pay Lender's Participation Interest in the Property's net cash flow as and when required pursuant to Note B. However, in the event that Borrower shall fail to pay Lender any of the amounts set forth in Exhibit A as and when due, the abatement of Borrower's obligation to pay Lender's Participation Interest in the Property's net cash flow pursuant to Note B shall automatically cease and terminate without further notice to Borrower or the Guarantors, and, from and after the date of such failure, Borrower shall be obligated to re-commence the payment of Lender's Participation Interest in the Property's net cash flow as and when


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due pursuant to Note B. The Borrower's obligation to pay Lender's Participation
Interest in the Property's net cash flow pursuant to Note B shall cease and terminate upon payment in full of the Equity Participation Amount (which shall include execution and delivery by Borrower to Lender of a promissory note in the amount of the remaining Equity Participation Amount which replaces Note B and is approved by MetLife and contains terms and conditions acceptable to Lender), or, if sooner, the date that Lender (or its affiliate) realizes upon the partnership interests in Borrower that are pledged by the Guarantors to the Lender pursuant to the Pledge Agreements through foreclosure or transfer in lieu of foreclosure thereunder.

    7. Unless otherwise set forth herein, initially capitalized terms shall have the meanings given them by the Loan Agreement. This Agreement may be entered into in counterparts.

    a. This Agreement shall be governed in accordance with the laws of the State of Maryland.


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    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        BORROWER:

                                        Arlington Square Limited Partnership
                                        By: Arlington Square, Inc.
                                        general partner

                                        By:    /s/ William N. Demas
                                               --------------------------------
                                        Name:  William N. Demas
                                        Title: President


                                        LENDER:

                                        Allied Capital Corporation

                                        By:    /s/ Michael J. Crosius
                                               --------------------------------
                                        Name:  William N. Demas
                                        Title: President


                                        GUARANTORS:

                                        Arlington Square, Inc.

                                        By:    /s/ William N. Demas
                                               --------------------------------
                                        Name:  William N. Demas
                                        Title: President


                                        The Washington Corporation

                                        By:    /s/ William N. Demas
                                               --------------------------------
                                        Name:  William N. Demas
                                        Title: President


                     [Signatures Continued on Following Page]



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                                        By:    /s/ William N. Demas
                                               --------------------------------
                                        Name:  William N. Demas


                                               /s/ John D. Wolf
                                        By:    /s/ William N. Demas
                                               his attorney in fact
                                               --------------------------------
                                        Name:  John D. Wolf


                                        By:    /s/ Jonathan C. Kinney
                                               --------------------------------
                                        Name:  Jonathan C. Kinney, tenant by the
                                               entirety with Barbara A. Kinney


                                               /s/ Barbara A. Kinney
                                        By:    /s/ Jonathan C. Kinney
                                               her attorney in fact
                                               --------------------------------
                                        Name:  Barbara A. Kinney, tenant by the
                                               entirety with Jonathan C. Kinney


                                               /s/ David B. Kinney
                                        By:    /s/ Jonathan C. Kinney
                                               his attorney in fact
                                               --------------------------------
                                        Name:  David B. Kinney


                                        K-F Associates L.C.

                                               /s/ David B. Kinney
                                        By:    Jonathan C. Kinney
                                               his attorney in fact
                                               --------------------------------
                                        Name:  David B. Kinney
                                        Title: Manager


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